AMENDMENT NO. 1 TO EMPLOYMENT CONTRACT

THIS AMENDMENT NO.1 TO EMPLOYMENT CONTRACT (the "Amendment') is made on 28 March
2024

BETWEEN:

(1) GROUPON MANAGEMENT, LLC, a Delaware limited liability company, with its registered office
at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware, 19801,     Corporate
ID no. 92-3216079, a subsidiary of Groupon (the "Employer"); and

(2) Dusan Senkypl, born on 13 September 1975, residing at Jesti'abi 493, Osnice, 252 42 Jesenice,
Czech Republic, (the "Employee")

(hereinafter referred to jointly as the "Parties" and individually as the "Party").

WHEREAS:

(A) On 30 March 2023, the Parties entered into an employment contract (the "Employment
Contract") under which the Employee is employed in the position of the Interim Chief Executive
Officer of Groupon ("CEO").

(B) The Employment Contract has been concluded for fixed term of one year, under which the employment would end on 30 March 2024. Before the expiry of this period, the Parties have agreed to extend the Employment Contract.

(C) The Parties wish to amend the Contract as set out in this Amendment.

THE PARTIES HAVE AGREED AS FOLLOWS:

1 Agreement to prolonging the duration of the Employment Contract

The Parties have have agreed to prolong the employment of the Employee under the Employment
Contract pursuant to Section 39 (2) of the Act No. 262/2006 Coll., Labour Code. Fixed term of the employment will be extended for one month.

The employment under the Employment Contract will end on 30 April 2024.

2 Final Provisions

2.1 This Amendment shall become valid and effective on the date of its execution by both
Parties.

2.2 All other provisions of the Employment Contract remain unaffected by this Amendment.

2.3 This Amendment has been made in two (2) originals in English. Either Party shall obtain one (1) original of the Amendment. The Employee hereby confirms that he has sufficient understanding of English language to fully understand the whole contents of this
Amendment.

2.4 The Parties represent that they have read this Amendment, agree to its wording, and in witness of their true and free will, attach their signatures below.

In Chicago, IL on 28 March 2024	In Prague on 28 March 2024

/s/ Meagan LeGear	/s/ Dusan Senkypl
GROUPON MANAGEMENT, LLC	Employee
Name: Meagan LeGear	Name: Dusan Senkypl
Position: VP, Deputy General Counsel